Exhibit 10.6

FORM OF [FIRST] AMENDMENT TO

UNITED BANKSHARES, INC.

SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

THIS [FIRST] AMENDMENT TO THE UNITED BANKSHARES, INC. SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT (this “Amendment”), made and entered into as of [•], is by and between UNITED BANKSHARES, INC., a West Virginia corporation (the “Company”), and [•] (hereinafter referred to as the “Executive”).

WHEREAS, the Company and the Executive entered into the United Bankshares, Inc. Supplemental Executive Retirement Agreement, dated as of [•], (the “Agreement”);

WHEREAS, pursuant to Article 7 of the Agreement, the Agreement may be amended by a written agreement signed by the Company and the Executive; and

WHEREAS, the Company and the Executive wish to amend the Agreement as set forth in this Amendment.

THEREFORE, it is agreed as follows:

1. Section 1.9 of the Agreement is hereby revoked and in its place and stead is hereby substituted the following Section 1.9, to read in full as follows:

1.9 “Specified Employee” means, in the case of Executive, if Executive shall meet the requirements of Code Section 416(i) (1)(A)(i), (ii) or (iii) (applied in accordance with the regulations thereunder and disregarding Section 416(i)(5)) at any time during the twelve (12)-month period ending on any “Specified Employee Identification Date,” which shall be December 31 of each calendar year, (or otherwise meeting the requirements applicable to qualification as a “Specified Employee” under Code Section 409A and the regulations and guidance issued thereunder), that Executive shall, in such event, for purposes of this Agreement, thereafter be a Specified Employee under this Agreement for the period of time consisting of the entire twelve (12)-month period beginning on the “Specified Employee Effective Date,” which shall be the first day of the fourth month following the Specified Employee Identification Date.

2. The right to further amend the Agreement is retained by the Company and the Executive.

3. This Amendment may be executed in one or more counterparts, which taken together shall constitute an original

IN WITNESS WHEREOF, the Executive and the Company have executed this Amendment as of the date first written above.

EXECUTIVE:	COMPANY:

UNITED BANKSHARES, INC.

By

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